UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2013

ENERJEX RESOURCES, INC.

(Exact Name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30234	88-0422242
(Commissioner File Number)	(IRS Employer Identification No.)

4040 Broadway, Suite 508, San Antonio, Texas 78209

(Address of principal executive offices)

(210) 451-5545

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On July 23, 2013, EnerJex Resources, Inc., a Nevada corporation (“EnerJex”), BRE Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of EnerJex (the “Merger Sub”), and Black Raven Energy, Inc., a Nevada corporation (“BRE”), entered into an agreement and plan of merger (the “Merger Agreement”) pursuant to which BRE will be merged with and into Merger Sub and after which BRE will be a wholly owned subsidiary of EnerJex (the “Merger”).  The Merger will be subject to the approval of the issuance of shares of EnerJex common stock in the Merger by holders of a majority of the shares of EnerJex common stock and Series A preferred stock, voting together as a single class, present and entitled to vote at the stockholders meeting at which the transaction will be considered.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”): (i) each outstanding share of capital stock of BRE will be converted into the right to receive (a) a cash payment of $0.40 (subject to an aggregate cap of $600,000) or (b) 0.34791 of a share of EnerJex common stock, subject to adjustment as described in the Merger Agreement, (ii) all options under the BRE option plan shall be cancelled, and (iii) all warrants or other rights to purchase shares of capital stock of BRE will be converted into warrants to purchase EnerJex common stock. The election to receive cash in lieu of EnerJex shares is available only to unaffiliated stockholders of BRE.  No fractional shares of EnerJex common stock will be issued in connection with the Merger, and holders of BRE common stock will be entitled to receive cash in lieu thereof.  Following the consummation of the transactions contemplated by the Merger Agreement, the stockholders of BRE immediately prior to the Effective Time will own approximately 37% of the outstanding voting stock of EnerJex and the stockholders of EnerJex immediately prior to the Effective Time will own approximately 63% of the outstanding voting stock of EnerJex.  The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides that, immediately following the Effective Time, the board of directors and executive officers of EnerJex will remain the same.

Consummation of the Merger is subject to a number of conditions, including, but not limited to (i) approval by EnerJex’s stockholders of the issuance of shares of EnerJex common stock in the Merger and the adoption and approval of the Merger Agreement and the transactions contemplated thereby by BRE’s stockholders; (ii) the effectiveness of a Form S-4 registration statement to be filed by EnerJex with the Securities and Exchange Commission (the “SEC”) to register the shares of EnerJex common stock to be issued in the Merger, which will include a proxy statement/prospectus; and (iii) other customary closing conditions.

Each of EnerJex and BRE has made customary representations, warranties and covenants in the Merger Agreement, including agreements that (i) each party will conduct its business in the ordinary course consistent with past practice during the interim period between execution of the Merger Agreement and consummation of the Merger; (ii) each party will not take certain actions during such period; (iii) BRE will receive the written consent of a majority of its stockholders in favor of the transaction within 24 hours after execution of the Merger Agreement; and (iv) EnerJex will convene and hold a meeting of its stockholders for the purpose of considering the approval of the issuance of shares of EnerJex common stock in the Merger.  BRE also has agreed not to solicit proposals relating to alternative business combination transactions and not to enter into discussions or any agreement concerning any alternative business combination transaction, subject to customary fiduciary exceptions.

On July 24, 2013, holders of a majority of the voting stock of BRE delivered to EnerJex their consent to the transactions contemplated by the Merger Agreement.

The Merger Agreement contains termination rights in favor of each of BRE and EnerJex in certain circumstances. If the Merger Agreement is terminated due to certain triggering events specified in the Merger Agreement, EnerJex will be required to pay BRE a termination fee of up to $1.0 million or BRE will be required to pay EnerJex a termination fee of up to $2.0 million.

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The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this current report on Form 8-K and is incorporated herein by reference.  The Merger Agreement and related description are intended to provide you with information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about EnerJex in its reports filed with the SEC or about BRE.  In particular, the Merger Agreement and related description are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to EnerJex or BRE.  The representations and warranties have been negotiated with the principal purpose of not establishing matters of fact, but rather as a risk allocation method establishing the circumstances in which a party may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue.  The assertions embodied in the representations and warranties made by BRE and EnerJex in the Merger Agreement are qualified by information contained in disclosure schedules that BRE and EnerJex have delivered to each other in connection with the signing of the Merger Agreement made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts.  The representations and warranties also may be subject to a contractual standard of materiality different from that generally applicable under the securities laws.  Stockholders of EnerJex are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of EnerJex, BRE or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement.

Item 7.01       Regulation FD Disclosure.

Announcement of Merger Agreement

On July 29, 2013, EnerJex announced the execution of the Merger Agreement described in Item 1.01 above.  A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by EnerJex under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01.       Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of July 23, 2013 by and among EnerJex Resources, Inc., Black Raven Energy, Inc., BRE Merger Sub, Inc. and West Coast Opportunity Fund, LLC. * (filed herewith)

99.1	Press Release issued by EnerJex Resources, Inc. on July 29, 2013 (furnished herewith)

*	All exhibits and schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. EnerJex will furnish the omitted exhibits and schedules to the SEC upon request by the SEC.

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Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical fact included or incorporated by reference in this report that address activities, events or developments that EnerJex expects, believes or anticipates will or may occur in the future are forward-looking statements including, in particular, statements about the proposed Merger between BRE and Merger Sub, pursuant to which BRE would become a wholly owned subsidiary of EnerJex, the terms, timing, conditions to and anticipated completion of the proposed Merger, the expected ownership of EnerJex after the Merger and the composition of EnerJex’s board of directors and management team after the Merger; the description of BRE’s assets and businesses; the potential benefits of the proposed Merger to EnerJex’s and BRE’s stockholders; and EnerJex’s plans, objectives, expectations and intentions with respect to future operations and products after the Merger.  EnerJex has identified some of these forward-looking statements with words like “intends,” “anticipates,” “expects,” “plans,” “will,” “may,” “believes,” “could,” “would,” “continue,” other words of similar meaning, derivations of such words and the use of future dates.  These forward-looking statements are based on EnerJex’s current expectations about future events and are subject to a number of assumptions, risks and uncertainties, all of which are difficult to predict and many of which are beyond EnerJex’s control and could cause actual results to differ materially from those matters expressed or implied by EnerJex’s forward-looking statements. Forward-looking statements are only predictions or statements of current plans and can be affected by inaccurate assumptions EnerJex might make or by known or unknown risks and uncertainties, including, among others, the failure of the EnerJex stockholders to approve the issuance of shares required by the Merger Agreement; the failure of either party to meet the other conditions to closing of the Merger; delays in completing the Merger and the risk that the Merger may not be completed at all; the failure to realize the anticipated benefits from the Merger or delay in realization thereof; the failure of the businesses of EnerJex and BRE to be combined successfully, or that such combination may take longer or be more difficult or costly to accomplish than expected; operating costs and business disruption during the pendency of and following the Merger, including adverse effects on employee retention and on business relationships with third parties; EnerJex’s need for and ability to obtain additional financing after the Merger; the marketing success of EnerJex’s licensees or sublicensees; and general business and economic conditions before and after the Merger.  For more information regarding these and other uncertainties and factors that could cause EnerJex’s actual results to differ materially from what EnerJex has anticipated in its forward-looking statements or otherwise could materially adversely affect the Merger and EnerJex’s business, financial condition or operating results, see “Part I — Item 1A. Risk Factors” of EnerJex’s annual report on Form 10-K for the fiscal year ended December 31, 2012. The risks and uncertainties described in such report are not exclusive and further information concerning EnerJex and its business, including factors that potentially could materially affect its financial results or condition, may emerge from time to time. EnerJex assumes no obligation to update, amend or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements, except as otherwise required by law. EnerJex advises you, however, to consult any further disclosures EnerJex makes on related subjects in its future annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that EnerJex files with or furnishes to the SEC.

Additional Information and Where to Find It

This communication in this current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This communication is being made in respect of the proposed Merger between BRE and Merger Sub, pursuant to which BRE would become a wholly owned subsidiary of EnerJex.  In connection with the proposed transaction, EnerJex intends to file with the SEC a registration statement on Form S-4, containing a proxy statement/prospectus, and other relevant materials and documents regarding the proposed transaction.  The final proxy statement/prospectus will be sent to the stockholders of EnerJex.  Investors and security holders are urged to read the proxy statement/prospectus (including any amendments or supplements) and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information about EnerJex, BRE and the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by EnerJex at the SEC’s web site at www.sec.gov.  Free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC also can be obtained by directing a request to EnerJex, Attention: Investor Relations, telephone: (210) 451-5545.  In addition, investors and security holders may access copies of the documents filed with the SEC by EnerJex on EnerJex’s website at www.enerjex.com.

Participants in Solicitation

EnerJex and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction described in this report.  Information regarding EnerJex’s directors and executive officers is available in EnerJex’s annual report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on April 10, 2013.  If and to the extent that any of the EnerJex participants will receive any additional benefits in connection with the Merger that are unknown as of the date of this filing, the details of those benefits will be described in the definitive proxy statement/prospectus relating to the Merger.  Investors and stockholders can obtain more detailed information regarding the direct and indirect interests of EnerJex’s directors and executive officers in the Merger by reading the definitive proxy statement/prospectus when it becomes available.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.,

Date: July 29, 2013	By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr. Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of July 23, 2013 by and among EnerJex Resources, Inc., Black Raven Energy, Inc., BRE Merger Sub, Inc. and West Coast Opportunity Fund, LLC. * (filed herewith)

99.1	Press Release issued by EnerJex Resources, Inc. on July 29, 2013 (furnished herewith)

*	All exhibits and schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. EnerJex will furnish the omitted exhibits and schedules to the SEC upon request by the SEC.

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